Exhibit 21

Morgan Stanley List of Subsidiaries

December 31, 2013

Name	Country Name	Region / State
Morgan Stanley	United States	DE
Bayfine DE Inc.	United States	DE
Bayfine UK3	United Kingdom	ENW
Bayfine DE LLC	United States	DE
Belmondo LLC	United States	DE
Cauca LLC	United States	DE
Cournot Holdings Inc.	United States	DE
Dean Witter Capital Corporation	United States	DE
Dean Witter Realty Inc.	United States	DE
Dean Witter Holding Corporation	United States	DE
Civic Center Leasing Corporation	United States	DE
Dean Witter Leasing Corporation	United States	DE
Realty Management Services Inc.	United States	DE
Dean Witter Reynolds Venture Equities Inc.	United States	DE
Early Adopter Fund Manager Inc.	United States	DE
Fuegos LLC	United States	DE
Fundlogic (Jersey) Limited	Jersey	n/a
FV-I, Inc.	United States	DE
Bellevue Towers Condominiums, LLC	United States	DE
Japan Core Funding, Inc.	United States	DE
Jolter Investments Inc.	United States	DE
Morgan Stanley (Jersey) Limited	Jersey	n/a
Morgan Stanley ABS Capital I Inc.	United States	DE
Morgan Stanley Altabridge Ltd.	Cayman Islands	n/a
Morgan Stanley Amanu LLC	United States	DE
Morgan Stanley Tindur LLC	United States	DE
Morgan Stanley Snowdon Inc.	United States	DE
Morgan Stanley Asset Funding Inc.	United States	DE
Morgan Stanley Atlas, Inc.	United States	DE
Morgan Stanley Biscay LLC	United States	DE
Morgan Stanley Alpha Investments LLP	United Kingdom	ENW
Morgan Stanley Epsilon Investments Limited	United Kingdom	ENW
Morgan Stanley Plymouth Limited	Cayman Islands	n/a
Morgan Stanley Viking LLC	United States	DE
Morgan Stanley Fastnet LLC	United States	DE
Morgan Stanley Humber LLC	United States	DE
Fitzroy Partnership	United States	DE
Rockall Partnership	United States	DE
Morgan Stanley Kite LLC	United States	DE
Morgan Stanley Plover Limited	United Kingdom	ENW
Morgan Stanley Capital Group Inc.	United States	DE
Aegir Services International Ltd.	Bermuda	n/a
Biodiesel Blending Inc.	United States	DE
Cayman Energy Ltd.	Cayman Islands	n/a
Ghent Energy Limited	Cayman Islands	n/a
Granite Wash LLC	United States	DE
Heidmar Group Inc.	United States	DE
Houston Bayport Energy LLC	United States	DE
Morgan Stanley Bay Shore LLC	United States	DE
Morgan Stanley Capital Group (Espana), S.L.U.	Spain	n/a
Morgan Stanley Capital Group Czech Republic s.r.o.	Czech Republic	n/a
Morgan Stanley Capital Group Energy Europe Limited	United Kingdom	ENW
Morgan Stanley Clean Development, LLC	United States	DE
Morgan Stanley Renewables Development I (Cayman) Limited	Cayman Islands	n/a
Morgan Stanley Commodities Investment Limited	Cayman Islands	n/a
Morgan Stanley Energy Development Corp.	United States	DE
Morgan Stanley Capital Group Cyprus Limited (In member’s voluntary liquidation)	Cyprus	n/a
SEM Royalties LLC	United States	DE
Wellbore Capital, LLC	United States	DE
MS Permian LLC	United States	DE
MS TELA LLC	United States	DE
MS TGX LLC	United States	DE
MSDW Power Development Corp.	United States	DE
Minnewit B.V.	Netherlands	n/a
MS Solar Canada Holdings Inc.	United States	DE
MS Solar Holdings Canada ULC	Canada	AB
MS Solar Solutions Canada ULC	Canada	AB
MS Solar Investments LLC	United States	DE

Name	Country Name	Region / State
MS Solar Holdings Inc.	United States	DE
MS Solar Solutions Corp.	United States	DE
Naniwa Energy LLC	United States	DE
Naniwa Terminal LLC	United States	DE
Van Twiller B.V.	Netherlands	n/a
Navires Fuels Limited	United Kingdom	ENW
Navires Fuels SAS	France	n/a
Pioneer Energy Holdings Pty Ltd	Australia	NSW
Pioneer Energy Pty Ltd	Australia	NSW
Power Contract Financing II, Inc.	United States	DE
Power Contract Financing II, L.L.C.	United States	DE
South Eastern Electric Development Corporation	United States	DE
South Eastern Generating Corporation	United States	DE
Sparta Energy Limited	Cayman Islands	n/a
TransMontaigne Inc.	United States	DE
TransMontaigne Canada Holdings Inc.	Canada	QC
Canterm Canadian Terminals Inc.	Canada	QC
TMG Canadian Holdings L.L.C.	United States	DE
Olco Petroleum Group ULC (OLCO)	Canada	AB
TransMontaigne Marketing Canada Inc.	Canada	QC
TransMontaigne Product Services Inc.	United States	DE
Concept Petroleum, Inc.	United States	FL
TransMontaigne Services Inc.	United States	DE
TransMontaigne GP L.L.C.	United States	DE
TransMontaigne Partners L.P.	United States	DE
TLP Finance Corp.	United States	DE
TransMontaigne Operating Company, L.P.	United States	DE
Razorback L.L.C.	United States	DE
TLP Operating Finance Corp.	United States	DE
TPME L.L.C.	United States	DE
TPSI Terminals L.L.C.	United States	DE
TransMontaigne Terminals L.L.C.	United States	DE
TransMontaigne Operating GP L.L.C.	United States	DE
Utility Contract Funding II, LLC	United States	DE
Wentworth Compression LLC	United States	DE
Wentworth Gas Marketing LLC	United States	DE
Morgan Stanley Capital I Inc.	United States	DE
Morgan Stanley Capital Management, LLC	United States	DE
Morgan Stanley Domestic Holdings, Inc.	United States	DE
Morgan Stanley & Co. LLC	United States	DE
Corporate Services Support Corp.	United States	DE
Hilo Investment Fund	Cayman Islands	n/a
Morgan Stanley Flexible Agreements Inc.	United States	DE
PI Co-Invest LLC	United States	DE
Prime Dealer Services Corp.	United States	DE
V2 Holdings (USA), Inc.	United States	DE
Gee Street Records, Inc.	United States	DE
V2 Records, Inc.	United States	DE
Morgan Stanley Capital Services LLC	United States	DE
Morgan Stanley Commercial Financial Services, Inc.	United States	DE
Morgan Stanley Delta Holdings LLC	United States	NY
Morgan Stanley Bank, N.A.	United States	FED
Morgan Stanley Private Bank, National Association	United States	FED
Morgan Stanley JV Holdings LLC	United States	DE
Morgan Stanley NLE, LLC	United States	DE
Morgan Stanley Smith Barney Holdings LLC	United States	DE
Alternative Investments Mgr, Ltd.	Cayman Islands	n/a
Ceres Managed Futures LLC	United States	DE
CTA Capital LLC	United States	DE
Consulting Group Advisory Services LLC	United States	DE
LM Falcon Investment Strategies LLC	United States	DE
Peregrine Investments, LLC	United States	MD
Morgan Stanley Cayman Financing Services	Cayman Islands	n/a
Morgan Stanley GWM Feeder Strategies LLC	United States	DE
Morgan Stanley HedgePremier GP LLC	United States	DE
Morgan Stanley Smith Barney FA Notes Holdings LLC	United States	DE
Morgan Stanley Smith Barney Financing LLC	United States	DE
Morgan Stanley Smith Barney Holdings (UK) Limited	United Kingdom	ENW
Morgan Stanley Private Wealth Management Limited	United Kingdom	ENW
Morgan Stanley Smith Barney LLC	United States	DE
Morgan Stanley Insurance Services Inc.	United States	DE
Morgan Stanley Smith Barney Insurance Services LLC	United States	DE
SBHU Life Agency, Inc.	United States	DE
Morgan Stanley Smith Barney Private Management II LLC	United States	DE

Name	Country Name	Region / State
Morgan Stanley Smith Barney Private Management LLC	United States	DE
Morgan Stanley Smith Barney Venture Services LLC	United States	DE
Morgan Stanley Swiss Holdings GmbH	Switzerland	n/a
Bank Morgan Stanley AG	Switzerland	n/a
Morgan Stanley Wealth Management Australia Pty Ltd	Australia	WA
Bow Lane Nominees Pty. Ltd.	Australia	VIC
Bowyang Nominees Pty Ltd	Australia	NSW
MS Financing Inc.	United States	DE
GHY Capital II B.V.	Netherlands	n/a
Morgan Stanley 1585 Broadway LLC	United States	DE
Morgan Stanley 750 Building Corp.	United States	DE
Broadway 522 Fifth JV LLC	United States	DE
GHY Capital B.V.	Netherlands	n/a
MS Beta Holdings LLC	United States	DE
MS Harrison LLC	United States	DE
Pettingell LLC	United States	DE
Morgan Stanley Capital Partners III, Inc.	United States	DE
MSCP III, LLC	United States	DE
Morgan Stanley Capital REIT Inc.	United States	DE
Saxon Advance Receivables Company, Inc.	United States	DE
Morgan Stanley Capital REIT IV Inc.	United States	DE
Morgan Stanley Capital Trust III	United States	DE
Morgan Stanley Capital Trust IV	United States	DE
Morgan Stanley Capital Trust V	United States	DE
Morgan Stanley Capital Trust VI	United States	DE
Morgan Stanley Capital Trust VII	United States	DE
Morgan Stanley Capital Trust VIII	United States	DE
Morgan Stanley Community Investments LLC	United States	DE
Morgan Stanley Content Corporation	United States	DE
Morgan Stanley Credit Products Ltd.	Cayman Islands	n/a
Morgan Stanley Darica Funding, LLC	United States	DE
Ascension Loan Vehicle, LLC	United States	DE
Morgan Stanley Dean Witter Equity Funding, Inc.	United States	DE
Morgan Stanley Dean Witter International Incorporated	United States	DE
Morgan Stanley (DWRRBS) Limited	United Kingdom	ENW
Morgan Stanley Derivative Products Inc.	United States	DE
Morgan Stanley Durango LLC	United States	DE
Morgan Stanley Afdera Cayman Limited	Cayman Islands	n/a
Morgan Stanley Ambasel LLC	United States	DE
Morgan Stanley Semaine S.a r.l.	Luxembourg	n/a
Morgan Stanley Amba Alagi LLC	United States	DE
Morgan Stanley Elan LLC	United States	DE
Cimarron Investments LLC	United States	DE
Riva Investments LLC	United States	DE
Morgan Stanley Emerging Markets Inc.	United States	DE
Inter Capital Alliance Asset Management Co., Ltd.	Thailand	n/a
Inter Capital Alliance Holding Limited	Thailand	n/a
MS China 1 Limited	Cayman Islands	n/a
MS China 3 Limited	Cayman Islands	n/a
MS China 5 Limited	Cayman Islands	n/a
MSPI Hong Kong 1 Limited	Hong Kong	n/a
Philippine Asset Investment (SPV-AMC), Inc.	Philippines	n/a
Morgan Stanley Equity Services Inc.	United States	DE
Morgan Stanley Europa LLC	United States	DE
Morgan Stanley Elara Cayman Ltd.	Cayman Islands	n/a
Morgan Stanley Eurydome Cayman Limited	Cayman Islands	n/a
Morgan Stanley Callisto Cayman Ltd.	Cayman Islands	n/a
Morgan Stanley Luxembourg Holdings S.a r.l.	Luxembourg	n/a
Morgan Stanley Europe Reinsurance S.A.	Luxembourg	n/a
Morgan Stanley Global Reinsurance S.A.	Luxembourg	n/a
Morgan Stanley Metis (Gibraltar) Limited	Gibraltar	n/a
Morgan Stanley Ganymede Luxembourg S.a r.l.	Luxembourg	n/a
Morgan Stanley Ananke Luxembourg S.a r.l.	Luxembourg	n/a
Morgan Stanley Carme Luxembourg S.a r.l.	Luxembourg	n/a
Morgan Stanley Eukelade Luxembourg S.a r.l.	Luxembourg	n/a
Morgan Stanley Luxembourg International Reinsurance S.A.	Luxembourg	n/a
Morgan Stanley Chaldene S.a r.l.	Luxembourg	n/a
Morgan Stanley Luxembourg Reinsurance S.A.	Luxembourg	n/a
MS GT Investments Limited	United Kingdom	n/a
MS SK Investments Limited	United Kingdom	n/a
Morgan Stanley Himalia Cayman Limited	Cayman Islands	n/a
Morgan Stanley Sinope Cayman Limited	Cayman Islands	n/a
Morgan Stanley Adrastea Netherlands B.V.	Netherlands	n/a
Morgan Stanley IO Cayman Limited	Cayman Islands	n/a

Name	Country Name	Region / State
Morgan Stanley Iocaste Cayman Limited	Cayman Islands	n/a
Morgan Stanley Pasiphae Netherlands B.V.	Netherlands	n/a
Morgan Stanley Leda Cayman Ltd.	Cayman Islands	n/a
Morgan Stanley Financial Products Inc.	United States	DE
Morgan Stanley Fixed Income Ventures Inc.	United States	DE
Morgan Stanley Principal Investments, Inc.	United States	DE
MHC Co-Invest Genpar	Cayman Islands	n/a
MHC Co-Invest, LP	Cayman Islands	n/a
Morgan Stanley Principal Investments Europe LLC	United States	DE
Morgan Stanley Principal Investments Netherlands BV	Netherlands	n/a
MS China 11 Limited	Cayman Islands	n/a
MS China 8 Limited	Cayman Islands	n/a
MS China 4 Limited	Cayman Islands	n/a
MSPI Mauritius 1 Limited	Mauritius	n/a
Project Stone Holdings, LLC	United States	DE
Viatel Investor HoldCo LLC	United States	DE
Morgan Stanley Strategic Investments, Inc.	United States	DE
Eaux Vives Water Inc.	Canada	n/a
Morgan Stanley Swiss Strategic Investments GmbH	Switzerland	n/a
Morgan Stanley Fund Services Inc.	United States	DE
Morgan Stanley Fund Services (Bermuda) Ltd.	Bermuda	n/a
Morgan Stanley Fund Services (Cayman) Ltd.	Cayman Islands	n/a
Morgan Stanley Fund Services (Hong Kong) Limited	Hong Kong	n/a
Morgan Stanley Fund Services (Ireland) Limited	Ireland	n/a
Morgan Stanley Fund Services (UK) Limited	United Kingdom	ENW
Morgan Stanley Fund Services USA LLC	United States	DE
Morgan Stanley Global Emerging Markets, Inc.	United States	DE
MSGEM, LLC	United States	DE
Morgan Stanley Global Funding Trust	United States	DE
Morgan Stanley Hedging Co. Ltd.	Cayman Islands	n/a
Cogeneracion Prat S.A.	Spain	n/a
Psylon Holding Limited	Cyprus	n/a
Morgan Stanley International Holdings Inc.	United States	DE
Archimedes Investments Cooperatieve U.A.	Netherlands	n/a
Morgan Stanley B.V.	Netherlands	n/a
European Principal Assets Limited	United Kingdom	ENW
Fosbury Investments Cooperatieve U.A.	Netherlands	n/a
Limited Liability Company Morgan Stanley Ukraine	Ukraine	n/a
Morgan Stanley (Israel) Limited	Israel	n/a
Morgan Stanley (Thailand) Limited	Thailand	n/a
Morgan Stanley AB	Sweden	n/a
Morgan Stanley Advantage Services Pvt. Ltd.	India	n/a
Morgan Stanley Asia Holdings I Limited	Cayman Islands	n/a
Morgan Stanley Asia Holdings Limited	Cayman Islands	n/a
Morgan Stanley (Hong Kong) Holdings Limited	Hong Kong	n/a
Morgan Stanley Asia Regional (Holdings) IV Limited	Cayman Islands	n/a
Morgan Stanley Hong Kong 1238 Limited	Hong Kong	n/a
Morgan Stanley Hong Kong Limited	Hong Kong	n/a
Morgan Stanley Asia Securities Products LLC	Cayman Islands	n/a
Morgan Stanley Asia (Taiwan) Ltd.	Taiwan	n/a
Morgan Stanley Asia Limited	Hong Kong	n/a
Morgan Stanley Asia Products Limited	Cayman Islands	n/a
Morgan Stanley Hong Kong Securities Limited	Hong Kong	n/a
Morgan Stanley Swallow Limited	United Kingdom	ENW
Hampshire Trading B.V.	Netherlands	n/a
Lancashire Trading B.V.	Netherlands	n/a
Wiltshire Trading B.V.	Netherlands	n/a
Morgan Stanley Funding Limited	Jersey	n/a
Yorkshire Trading B.V.	Netherlands	n/a
Volmar Holdings Limited	Cyprus	n/a
Morgan Stanley Hong Kong 1239 Limited	Hong Kong	n/a
Limited Liability Company Rinocenter	Russian Federation	n/a
Morgan Stanley Information Technology (Shanghai) Limited	China	n/a
Morgan Stanley Services Pty Limited	Australia	VIC
Morgan Stanley (Australia) Real Estate Holdings Pty Limited	Australia	VIC
Morgan Stanley International Real Estate Pty Limited	Australia	VIC
Morgan Stanley Asia Regional (Holdings) III LLC	Cayman Islands	n/a
Morgan Stanley (Singapore) Holdings Pte. Ltd.	Singapore	n/a
Morgan Stanley Asia (Singapore) Pte.	Singapore	n/a
Morgan Stanley Asia (Singapore) Securities Pte Ltd	Singapore	n/a
Morgan Stanley Capital Group (Singapore) Pte.	Singapore	n/a
Morgan Stanley Investment Management Company	Singapore	n/a
Morgan Stanley Labuan Investment Bank Limited	Malaysia	n/a
Morgan Stanley Singapore Pte. Ltd.	Singapore	n/a

Name	Country Name	Region / State
Morgan Stanley Dean Witter Japan Group, Ltd.	Cayman Islands	n/a
Morgan Stanley Investment Holdings Jersey Limited	Jersey	n/a
Norfolk Trading B.V.	Netherlands	n/a
MSDW-JL Holdings II Limited	Cayman Islands	n/a
MS Remora Ltd.	Cayman Islands	n/a
MSJL Holdings 4682 Limited	Cayman Islands	n/a
MSJL Holdings Limited	Cayman Islands	n/a
Morgan Stanley Japan Holdings Co., Ltd.	Japan	n/a
Jipang Mortgage Finance Co., Ltd.	Japan	n/a
Morgan Stanley Capital Group Japan Co., Ltd.	Japan	n/a
Morgan Stanley Capital K.K.	Japan	n/a
Morgan Stanley Credit Products Japan Co., Ltd.	Japan	n/a
TM, Limited	Japan	n/a
Morgan Stanley Investment Management (Japan) Co., Ltd.	Japan	n/a
Morgan Stanley Japan Business Group Co., Ltd.	Japan	n/a
Morgan Stanley Japan Group Co., Ltd.	Japan	n/a
Morgan Stanley MUFG Securities Co., Ltd.	Japan	n/a
MS Japan REIT Holding KK	Japan	n/a
MS Real Estate Advisors Co., Ltd.	Japan	n/a
MS CYM Preferred Ltd.	Cayman Islands	n/a
MSJS Preferred YK	Japan	n/a
MSDW Birkdale Limited	Cayman Islands	n/a
MSDW Muirfield Limited	Cayman Islands	n/a
Morgan Stanley Asia Pacific Services Limited	United Kingdom	ENW
Morgan Stanley Asset Management S.A.	Luxembourg	n/a
Morgan Stanley Australia Finance Pty Limited	Australia	NSW
Morgan Stanley Bank AG	Germany	n/a
Morgan Stanley Business Consulting (Shanghai) Limited	China	n/a
Morgan Stanley Canada Limited	Canada	n/a
Morgan Stanley Capital (Luxembourg) S.A.	Luxembourg	n/a
Morgan Stanley Capital, S.A. de C.V.	Mexico	n/a
Morgan Stanley Commodities Trading Hong Kong Holdings Limited	Hong Kong	n/a
Morgan Stanley Commodities Trading (China) Limited	China	n/a
Morgan Stanley Hungary Analytics Limited	Hungary	n/a
Morgan Stanley International Limited	United Kingdom	ENW
Morgan Stanley Group (Europe)	United Kingdom	ENW
Morgan Stanley Angel Limited	Cayman Islands	n/a
Suffolk Trading B.V.	Netherlands	n/a
V2 Music (Holdings) Limited	United Kingdom	ENW
Morgan Stanley Capital Group Limited (in Members’ Voluntary Liquidation)	United Kingdom	ENW
Morgan Stanley Finance (C.I.) Limited	Jersey	n/a
Morgan Stanley JY Holdings Limited (In Members’ Voluntary Liquidation)	United Kingdom	ENW
Morgan Stanley UK Group	United Kingdom	ENW
Cabot 2 Limited (in Members’ Voluntary Liquidation)	United Kingdom	ENW
Morgan Stanley Amalthea UK Limited	United Kingdom	ENW
Morgan Stanley Finance Limited	United Kingdom	ENW
Morgan Stanley Investments (UK)	United Kingdom	ENW
Morgan Stanley & Co. International plc	United Kingdom	ENW
Cabot 38 Limited	United Kingdom	ENW
Morgan Stanley (France) SAS	France	n/a
Morgan Stanley Elz GmbH	Germany	n/a
Morgan Stanley Equity Finance (Denmark) ApS	Denmark	n/a
Morgan Stanley Equity Financing Services (Sweden) AB	Sweden	n/a
Morgan Stanley Havel GmbH	Germany	n/a
Morgan Stanley Mosel GmbH	Germany	n/a
Morgan Stanley Humboldt Investments Limited	United Kingdom	ENW
Clearcreek, S.L.	Spain	n/a
Morgan Stanley Kochi Limited	Cayman Islands	n/a
Camomile Liffey Investments (UK) Limited	Cayman Islands	n/a
Morgan Stanley Durham Investments Limited	United Kingdom	ENW
Morgan Stanley Cumbria Investments	United Kingdom	ENW
Morgan Stanley Dorset Investments Limited	United Kingdom	ENW
Morgan Stanley Hoxne	Gibraltar	n/a
Morgan Stanley Propus	Gibraltar	n/a
Morgan Stanley Langton Limited	United Kingdom	ENW
Morgan Stanley Heythorp Investments	Ireland	n/a
Morgan Stanley Equity Holding (Netherlands) B.V.	Netherlands	n/a
Morgan Stanley Longcross Limited	United Kingdom	ENW
Morgan Stanley Bramley Investments Limited	United Kingdom	ENW
Morgan Stanley Cooper Investments Limited	United Kingdom	ENW
Morgan Stanley Derivative Products (Netherlands) B.V.	Netherlands	n/a
Drake II Investments Limited	Cayman Islands	n/a
Morgan Stanley Equity Financing Limited	United Kingdom	ENW
Morgan Stanley Maple Investments Limited	United Kingdom	ENW

Name	Country Name	Region / State
Wohler Investments LLP (in Members’ Voluntary Liquidation)	United Kingdom	ENW
Morgan Stanley Montrose Investments Limited	United Kingdom	ENW
Morgan Stanley Rivelino Investments Limited	United Kingdom	ENW
Morgan Stanley Dolor Limited	Cayman Islands	n/a
Morgan Stanley Tostao Limited	Cayman Islands	n/a
Morgan Stanley Silvermere Limited	United Kingdom	ENW
Morgan Stanley Bowline Limited	United Kingdom	ENW
Morgan Stanley Penberthy Limited	United Kingdom	ENW
Morgan Stanley Hampstead Limited	Cayman Islands	n/a
Morgan Stanley Northcote Investments Limited	United Kingdom	ENW
Shavano Cooperatieve U.A.	Netherlands	n/a
Morgan Stanley Strategic Investments Limited	United Kingdom	ENW
Morgan Stanley Taiwan Limited	Taiwan	n/a
Morgan Stanley Turnberry Limited	United Kingdom	ENW
Morgan Stanley Montgomerie Investments Limited	United Kingdom	ENW
Morgan Stanley Equity Derivative Services (Luxembourg) S.a r.l	Luxembourg	n/a
Morgan Stanley Langtree Investments B.V.	Netherlands	n/a
Morgan Stanley Mallard Investments Limited	United Kingdom	ENW
Morgan Stanley Millbrae Investments B.V.	Netherlands	n/a
Morgan Stanley Medway Investments Limited (in Members’ Voluntary Liquidation)	United Kingdom	ENW
Morgan Stanley Raleigh Investments Limited (in Members’ Voluntary Liquidation)	United Kingdom	ENW
Morgan Stanley Weaver S.a r.l.	Luxembourg	n/a
Morgan Stanley Cadzand III Limited	Cayman Islands	n/a
Morgan Stanley Oostburg B.V.	Netherlands	n/a
Morgan Stanley Waterloo Limited	Cayman Islands	n/a
Norwegian Energy Limited	United Kingdom	ENW
Morgan Stanley & Co. Limited	United Kingdom	ENW
East Sussex Financing Limited	Jersey	n/a
Cottenden Financing Unlimited	Jersey	n/a
Morgan Stanley Bank International Limited	United Kingdom	ENW
Morgan Stanley Bank International (China) Limited	China	n/a
Morgan Stanley Investment Management Limited	United Kingdom	ENW
Morgan Stanley Investment Management (ACD) Limited	United Kingdom	ENW
Morgan Stanley Securities Limited	United Kingdom	ENW
Morstan Nominees Limited	United Kingdom	ENW
Morgan Stanley Services (UK) Limited	United Kingdom	ENW
Morgan Stanley UK Limited	United Kingdom	ENW
Morgan Stanley Pension Trustee Limited	United Kingdom	ENW
Morgan Stanley Trustee Limited	United Kingdom	ENW
Morgan Stanley Wertpapiere GmbH	Germany	n/a
OOO Morgan Stanley Bank	Russian Federation	n/a
Morgan Stanley Strategic Funding Limited	United Kingdom	ENW
Bayfine UK Products	United Kingdom	ENW
Morgan Stanley Investment Consultancy (Shanghai) Limited	China	n/a
Morgan Stanley Investment Management (Australia) Pty Limited	Australia	VIC
Morgan Stanley Investment Management (Korea) Limited	Korea, Republic of	n/a
Morgan Stanley Investment Management Consultancy (Shanghai) Limited	China	n/a
Morgan Stanley Investments (Mauritius) Limited	Mauritius	n/a
Morgan Stanley Japan Limited	Cayman Islands	n/a
Morgan Stanley Jubilee Investments Limited	United Kingdom	ENW
Morgan Stanley UK Financing II LP	United Kingdom	n/a
Morgan Stanley Luxembourg Financing II S.a r.l	Luxembourg	n/a
Morgan Stanley Management Service (Shanghai) Limited	China	n/a
Morgan Stanley Mauritius Company Limited	Mauritius	n/a
Alanoushka Finlease and Investments Private Limited	India	n/a
Morgan Stanley Asia Regional (Holdings) II LLC	Cayman Islands	n/a
Morgan Stanley India Capital Private Limited	India	n/a
Morgan Stanley India Primary Dealer Private Limited	India	n/a
Morgan Stanley India Securities Private Limited	India	n/a
Morgan Stanley India Company Private Limited	India	n/a
Morgan Stanley India Financial Services Private Limited	India	n/a
Morgan Stanley India Services Private Limited	India	n/a
Morgan Stanley Investment Management Private Limited	India	n/a
Morgan Stanley Solutions India Private Limited	India	n/a
Morgan Stanley Menkul Degerler A.S.	Turkey	n/a
Morgan Stanley Middle East Inc.	United States	DE
Morgan Stanley Saudi Arabia	Saudi Arabia	n/a
Morgan Stanley Mortgage Servicing Limited	United Kingdom	ENW
Morgan Stanley México, Casa de Bolsa, S.A. de C.V.	Mexico	n/a
Morgan Stanley Pacific Limited	Hong Kong	n/a
Morgan Stanley (China) Private Equity Investment Management Co., Ltd.	China	n/a
Hangzhou Haergai Investment Consultancy Partnership Entity (Limited Partnership)	China	n/a
Hangzhou Morgan Stanley Investment Consulting Partnership Enterprise, L.P.	China	n/a
Morgan Stanley Investment Consultancy (Beijing) Company Limited	China	n/a

Name	Country Name	Region / State
Morgan Stanley Pacific Services Limited	United Kingdom	ENW
Morgan Stanley Poggio Secco Limited	Cayman Islands	n/a
Alpino Investments Limited	Cayman Islands	n/a
Morgan Stanley Clare S.a r.l.	Luxembourg	n/a
Morgan Stanley Private Equity Asia Limited	Hong Kong	n/a
Morgan Stanley Private Equity Advisory (Beijing) Limited	China	n/a
Morgan Stanley Private Equity Management Korea, Ltd.	Korea, Republic of	n/a
Morgan Stanley Real Estate Investment GmbH	Germany	n/a
Morgan Stanley San Donato S.a r.l.	Luxembourg	n/a
Morgan Stanley Syrah Two Limited	Cayman Islands	n/a
Morgan Stanley Donegan Limited	Cayman Islands	n/a
Morgan Stanley SGR S.p.A.	Italy	n/a
Morgan Stanley South Africa (Proprietary) Limited	South Africa	n/a
Morgan Stanley Spanish Holdings S.L.	Spain	n/a
Morgan Stanley S.V., S.A.U.	Spain	n/a
Morgan Stanley Trading Beteiligungs-GmbH	Germany	n/a
MS China 16 Limited	Cayman Islands	n/a
MS Equity Financing Services (Luxembourg) S.a.r.l.	Luxembourg	n/a
Morgan Stanley Cadzand II	Gibraltar	n/a
MS Gamma Holdings LLC	United States	DE
MSAM/Kokusai (Cayman Islands), Inc.	Cayman Islands	n/a
MSAM/Kokusai II (Cayman Islands), Inc.	Cayman Islands	n/a
MSDW Finance (Netherlands) B.V.	Netherlands	n/a
MSL Incorporated	United States	DE
PT. Morgan Stanley Asia Indonesia	Indonesia	n/a
PT. Morgan Stanley Indonesia	Indonesia	n/a
Morgan Stanley International Incorporated	United States	DE
Morgan Stanley (Australia) Holdings Pty Limited	Australia	NSW
Morgan Stanley (Australia) Securities Holdings Pty Limited	Australia	VIC
Morgan Stanley Australia Securities Limited	Australia	NSW
Morgan Stanley Australia Securities (Nominee) Pty Limited	Australia	NSW
Morgan Stanley Australia Limited	Australia	NSW
Morgan Stanley International Finance S.A.	Luxembourg	n/a
Morgan Stanley Capital Holdings	United Kingdom	ENW
Morgan Stanley UK Financing I LP	United Kingdom	n/a
Morgan Stanley Luxembourg Financing I S.a r.l	Luxembourg	n/a
Morgan Stanley International Insurance Ltd.	Bermuda	n/a
Peconic Indemnity Company	United States	AZ
Morgan Stanley Latin America Incorporated	United States	DE
Banco Morgan Stanley S.A.	Brazil	n/a
Morgan Stanley Administradora de Carteiras S.A.	Brazil	n/a
Morgan Stanley Corretora de Titulos e Valores Mobiliarios S.A.	Brazil	n/a
Morgan Stanley Prestacao de Servicos e Comercio de Commodities Ltda.	Brazil	n/a
Morgan Stanley Uruguay Ltda.	Uruguay	n/a
Morgan Stanley Reinsurance Ltd.	Bermuda	n/a
MSDW Investment Holdings (US) LLC	United States	DE
Morgan Stanley UK Trader	United Kingdom	ENW
Morgan Stanley Corporate Trader	United Kingdom	ENW
Morgan Stanley Equity Trader	United Kingdom	ENW
Morgan Stanley Financial Trader	United Kingdom	ENW
Morgan Stanley Weser GmbH	Germany	n/a
MSDW Investment Holdings (UK) Limited	United Kingdom	ENW
Cabot 1 Limited	United Kingdom	ENW
Morgan Stanley Sandpiper Limited (in Members’ Voluntary Liquidation)	United Kingdom	ENW
MSDW Investments (Cayman) Limited	Cayman Islands	n/a
MSDWIH Limited	Cayman Islands	n/a
Morgan Stanley Investment Management Inc.	United States	DE
Morgan Stanley AIP Funding Inc.	United States	DE
Morgan Stanley Alternative Investments LLC	United States	DE
AIP Asia-SMA GP LP	United States	DE
AIP Mbar SLP LP	United States	DE
AIP MPI Partners GP LP	United States	DE
AIP Phoenix II GP LP	United States	DE
AIP PMF VI GP LP	United States	DE
AIP PMIF I GP LP	United States	DE
Flint Capital Partners GP LP	United States	DE
Flint Capital Partners SLP Ltd.	Cayman Islands	n/a
GPF Private Equity GP LP	United States	DE
GTB Capital Partners GP LP	United States	DE
GTB Capital Partners II GP LP	United States	DE
Morgan Stanley AIP (Cayman) GP Ltd.	Cayman Islands	n/a
Morgan Stanley CHFS (International) GP Limited	Cayman Islands	n/a
Morgan Stanley AIP Falconer 2010 GP LP	United States	DE
Morgan Stanley AIP GP LP	United States	DE

Name	Country Name	Region / State
Morgan Stanley Alternative Investment Partners LP	United States	DE
Morgan Stanley AIP Phoenix 2009 GP LP	United States	DE
Morgan Stanley EPMF I GP LP	United States	DE
Morgan Stanley GDOF GP LP	United States	DE
Morgan Stanley GSOF GP LP	United States	DE
Morgan Stanley GSOF SLP Ltd.	Cayman Islands	n/a
Morgan Stanley GSOF II GP LP	United States	DE
Morgan Stanley PMF III GP LP	United States	DE
Morgan Stanley PMF IV GP LP	United States	DE
Morgan Stanley PMF IV SLP Ltd.	Cayman Islands	n/a
Morgan Stanley PMF V GP LP	United States	DE
Morgan Stanley PMF V SLP Ltd.	Cayman Islands	n/a
Morgan Stanley SCRSIC Strategic Partnership Fund GP Inc.	United States	DE
Morgan Stanley Distribution, Inc	United States	PA
Morgan Stanley Seed Holdings, Ltd.	Cayman Islands	n/a
Morgan Stanley Services Company Inc.	United States	DE
Morgan Stanley Leveraged Equity Fund II, Inc.	United States	DE
Morgan Stanley Leveraged Equity Holdings Inc.	United States	DE
Morgan Stanley Life Holding Incorporated	United States	DE
Longevity Insurance Company	United States	TX
Morgan Stanley Mayak Limited	Cayman Islands	n/a
Morgan Stanley Mortgage Capital Holdings LLC	United States	NY
Morgan Stanley Asset Capital Inc.	United States	DE
Saxon Capital, Inc.	United States	MD
Saxon Asset Securities Company	United States	VA
Saxon Capital Holdings, Inc.	United States	DE
SCI Services, Inc.	United States	VA
Saxon Funding Management LLC	United States	DE
Saxon Securitized Assets LLC	United States	DE
Saxon Mortgage Services, Inc.	United States	TX
Saxon Mortgage, Inc.	United States	VA
Morgan Stanley Municipal Funding Inc.	United States	DE
Morgan Stanley Overseas Services (Jersey) Limited	Jersey	n/a
Morgan Stanley Portfolio Management LLC	United States	DE
Morgan Stanley Preferred Strategies Inc.	United States	DE
MORGAN STANLEY PRINCIPAL FUNDING, INC.	United States	DE
Morgan Stanley (Hungary) Financial Services Limited Liability Company (In Members’ voluntary liquidation)	Hungary	n/a
SPV Columbus Srl	Italy	n/a
Morgan Stanley Principal Strategies, Inc.	United States	DE
Morgan Stanley Private Equity Asia, Inc.	United States	DE
Morgan Stanley Private Equity Asia, LLC	United States	DE
Morgan Stanley Real Estate Advisor, Inc.	United States	DE
MSREA Holdings, Inc.	United States	DE
MSREA Holdings, LLC	United States	DE
MSREA LL Holdings, LLC	United States	DE
Morgan Stanley Real Estate F Funding, Inc.	United States	DE
Morgan Stanley Real Estate F Funding Partner, Inc.	United States	DE
Morgan Stanley Real Estate F International Funding, L.P.	United States	DE
Morgan Stanley Real Estate Funding II, Inc.	United States	DE
Morgan Stanley Real Estate Funding II, L.P.	United States	DE
MS Moon Holdings LLC	United States	DE
Crescent Real Estate Capital GP, LLC	United States	DE
Crescent Real Estate Capital, L.P.	United States	DE
One Village Place LLC	United States	DE
DBFLA Services LLC	United States	DE
Morgan Stanley Real Estate Investment Management II, Inc.	United States	DE
MSREF II-CO, L.L.C.	United States	DE
Morgan Stanley Real Estate Investment Management Inc.	United States	DE
Morgan Stanley Real Estate Fund, Inc.	United States	DE
Morgan Stanley Realty Incorporated	United States	DE
BH-MS Realty Inc.	United States	DE
Brooks Harvey & Co., Inc.	United States	DE
Dean Witter Global Realty Inc.	United States	DE
Japan Realty Finance Company II	Cayman Islands	n/a
Morgan Stanley Properties, Inc.	United States	DE
Morgan Stanley Capital (Real Estate) Pte. Ltd.	Singapore	n/a
Morgan Stanley Properties (Mauritius) India	Mauritius	n/a
Morgan Stanley Properties India Real Estate Management Private Limited	India	n/a
Morgan Stanley Properties Corso Venezia Srl (in liquidazione)	Italy	n/a
Morgan Stanley Properties France SAS	France	n/a
Morgan Stanley Properties Germany GmbH	Germany	n/a
MSP China Holdings Limited	Cayman Islands	n/a
Morgan Stanley Properties (China) Co., Ltd	China	n/a
Morgan Stanley Properties Advisory Corp. Limited	Cayman Islands	n/a

Name	Country Name	Region / State
Beijing Kaili Assets Servicing Co., Ltd	China	n/a
Panorama Hospitality Global, Inc.	United States	DE
Tokyo Realty Investment Company	Cayman Islands	n/a
Tokyo Realty Investment Company II	Cayman Islands	n/a
Japan Realty Holding Company II	Cayman Islands	n/a
Morgan Stanley Renewables Inc.	United States	DE
Carson Solar I LLC	United States	DE
MF Mesa Lane LLC	United States	DE
Morgan Stanley Renewable Development Fund LLC	United States	DE
Third Planet Windpower, LLC	United States	DE
Morgan Stanley Wind LLC	United States	DE
MS Greenrock Holdings Inc.	United States	DE
MS SolarCity LLC	United States	DE
MS Wind II LLC	United States	DE
A4 Wind 1 LLC	United States	DE
A4 Wind 2 LLC	United States	DE
Gear Wind LLC	United States	DE
Wind Joint Venture LLC	United States	DE
Solar Star California III, LLC	United States	DE
Solar Star California IX, LLC	United States	DE
Solar Star California V, LLC	United States	DE
Solar Star California VI, LLC	United States	DE
Solar Star WMT I, LLC	United States	DE
Morgan Stanley Risk Services LLC	United States	DE
Morgan Stanley SECAP Funding, LLC	United States	DE
Morgan Stanley Secured Financing LLC	United States	DE
Morgan Stanley Senior Funding, Inc.	United States	DE
Inversiones Sudamerica Uno Ltda	Chile	n/a
Morgan Stanley European Funding, Inc.	United States	DE
Morgan Stanley European Leveraged Products, Inc.	United States	DE
Morgan Stanley MSSF LLC	United States	DE
Morgan Stanley Senior Funding (Capital), Inc.	United States	DE
Morgan Stanley Senior Funding (Nova Scotia) Co.	Canada	n/a
MSSFG (SPV-AMC), Inc.	Philippines	n/a
Tenedora Dalia, S.A. de C.V.	Mexico	n/a
Ventura Holdings, Inc.	United States	DE
Ventura Holdings NJ, Inc.	United States	DE
Ventura AC LLC	United States	NJ
Ventura Property Management, LLC	United States	DE
Ventura Ohio, LLC	United States	DE
Ventura Utah, LLC	United States	DE
Ventura Opportunities, LLC	United States	DE
Morgan Stanley Services Canada Holding Corp.	United States	DE
Morgan Stanley Services Canada Corp.	Canada	NS
Morgan Stanley Services Inc.	United States	DE
Morgan Stanley Special Situations Group Inc.	United States	DE
Morgan Stanley Syrah One Limited	Cayman Islands	n/a
Morgan Stanley Tower, LLC	United States	DE
Morgan Stanley Venture Capital III, Inc.	United States	DE
Morgan Stanley Venture Partners III, L.L.C.	United States	DE
Morstan Development Company, Inc.	United States	DE
MR Ventures Inc.	United States	DE
MS 10020, Inc.	United States	DE
MS Debt Opportunities Corp.	United States	DE
MS Equity Products (Luxembourg) S.a.r.l.	Luxembourg	n/a
Morgan Stanley Foreign Complex Trust	United States	DE
Morgan Stanley Moselle S.a.r.l	Luxembourg	n/a
Morgan Stanley Norton Investments Limited	United Kingdom	ENW
Morgan Stanley Luxembourg Equity Holdings S.a.r.l.	Luxembourg	n/a
Morgan Stanley Kadarka Limited	Cayman Islands	n/a
MS Hawk I LLC	United States	DE
MS Holdings Incorporated	United States	DE
Morgan Stanley ARS Funding Inc.	United States	DE
Morgan Stanley Hedge Fund Partners Cayman Ltd.	Cayman Islands	n/a
Morgan Stanley HFP Investment Inc	United States	DE
Morgan Stanley IMDCP Funding, LLC	United States	DE
Morgan Stanley Infrastructure Holdings Inc.	United States	DE
Morgan Stanley Infrastructure II Inc.	United States	DE
Morgan Stanley Infrastructure II GP LP	Cayman Islands	n/a
Morgan Stanley Infrastructure Partners II-B GP	Luxembourg	n/a
Morgan Stanley Infrastructure Inc.	United States	DE
Morgan Stanley Infrastructure GP LP	United States	DE
Morgan Stanley Infrastructure SLP, LLC	United States	DE
Morgan Stanley Infrastructure SLP, L.P.	Cayman Islands	n/a

Name	Country Name	Region / State
MSIP Agatha Co-Investment GP Limited	Cayman Islands	n/a
Morgan Stanley Infrastructure MEA Fund Inc.	United States	DE
Morgan Stanley Merchant Banking Insurance Holdings, LLC	United States	DE
Morgan Stanley Merchant Banking Insurance Company	United States	VT
Morgan Stanley Private Equity Asia III, Inc.	United States	DE
Morgan Stanley Private Equity Asia III, L.L.C.	United States	DE
Morgan Stanley Private Equity Asia IV, Inc.	United States	DE
Morgan Stanley Private Equity Asia IV, L.L.C.	United States	DE
MSPEA SLP IV, L.L.C.	United States	DE
Morgan Stanley Real Estate Securities Global Best Ideas GP Inc.	United States	DE
MS Alternatives Funding, Inc.	United States	DE
Morgan Stanley Capital Partners V Funding LP	United States	DE
MS Alternatives Funding Partner, Inc.	United States	DE
MS Alternatives Holding C Inc.	United States	DE
MS Alternatives Holding C (Cayman) Ltd.	Cayman Islands	n/a
MS Alternatives Holding D Inc.	United States	DE
MS ARS Holding A Inc.	United States	DE
MS ARS Holding B Inc.	United States	DE
MS Capital Partners Adviser Inc.	United States	DE
MS Credit Partners GP Inc.	United States	DE
MS Credit Partners GP L.P.	United States	DE
MS Credit Partners Holdings Inc.	United States	DE
MS Credit Partners II GP Inc.	United States	DE
MS Credit Partners II GP L.P.	United States	DE
MS Expansion Capital GP Inc.	United States	DE
MS Expansion Capital GP LP	United States	DE
MSCP V GP Inc.	United States	DE
MS Capital Partners V GP L.P.	Cayman Islands	n/a
MSCP V Offshore Investors GP Ltd.	Cayman Islands	n/a
MS Capital Partners V LP	United States	DE
MSGFI Management Inc.	United States	DE
MSIM GP Inc.	United States	DE
Private Investment Partners Inc.	United States	DE
Private Investment Partners GP Inc.	United States	DE
TAM Investment Holdings Inc.	United States	DE
MS Lion LLC	United States	DE
Morgan Stanley Beta Investments Limited	United Kingdom	ENW
Morgan Stanley Gamma Investments	United Kingdom	ENW
Morgan Stanley Portland Investments Limited	United Kingdom	ENW
MS Low Income Housing Corporation	United States	DE
BMC NAB Trust Investment Fund LLC	United States	DE
Conchita I LLC	United States	DE
Mombacho I LLC	United States	DE
MS Guaranteed Tax Credit Fund XXIII, LLC	United States	DE
Morgan Stanley New Markets, Inc.	United States	DE
MS New Markets I LLC	United States	DE
MS New Markets II LLC	United States	DE
MS New Markets IV LLC	United States	DE
MS New Markets IX LLC	United States	DE
MS New Markets VIII LLC	United States	DE
MS New Markets X LLC	United States	DE
MS Georgia Tax Credit Fund III LLC	United States	DE
MS LIHTC FCG LLC	United States	NY
Pinol II LLC	United States	DE
Wiwili IV LLC	United States	DE
Viento LLC	United States	DE
Warepool 9A LLC	United States	DE
Wiwili III LLC	United States	DE
MS Low Income Housing II Corporation	United States	DE
CTH LIHTC FUND 97-3A, L.L.C.	United States	DE
MULTISTATE LIHTC HOLDINGS II, L.P.	United States	DE
MS Affordable Housing LLC	United States	DE
MS GSP Legacy LLC	United States	DE
MS Taishan Inc.	United States	DE
MS Pegau LLC	United States	DE
Millport I LLC	United States	DE
Elderslie Holdings Limited	Cayman Islands	n/a
Elderslie Limited	Cayman Islands	n/a
Ras Dashen Cayman Limited	Cayman Islands	n/a
Esporta Holdings Limited	Cayman Islands	n/a
Bayview Holding Ltd.	Cayman Islands	n/a
Esporta Limited	Cayman Islands	n/a
Esporta Financing Limited	Cayman Islands	n/a
Morgan Stanley Eden Investments Limited	United Kingdom	ENW

Name	Country Name	Region / State
Morgan Stanley UK Financing III LP	United Kingdom	n/a
MS Revel EFS LLC	United States	DE
MS Rosebank LLC	United States	DE
Morgan Stanley Strand Limited	Cayman Islands	n/a
Cornelia Limited	Cayman Islands	n/a
Lindley S.a r.l.	Luxembourg	n/a
Linksfield S.a r.l.	Luxembourg	n/a
MS Douglasdale Limited	Cayman Islands	n/a
Bondi Limited	Cayman Islands	n/a
MS Melville LLC	United States	DE
MS Dainfern LLC	United States	DE
MS Greenside LLC	United States	DE
MS Houghton LLC	United States	DE
Sandhurst Partnership	United States	DE
MS Sandhurst FX LLC	United States	DE
MS Structured Asset Corp.	United States	DE
MS Venture Capital Holding Inc.	United States	DE
MSAM Holdings II, Inc.	United States	DE
MSCP III Holdings, Inc.	United States	DE
Morgan Stanley Proprietary Trading Co. (Cayman) Limited	Cayman Islands	n/a
MSDW Capital Partners IV, Inc.	United States	DE
MSDW Capital Partners IV LLC	United States	DE
MSDW CPIV Holdings, Inc.	United States	DE
MSDW Emerging Equity, Inc.	United States	DE
MSDW International Employee Services LLC	United States	DE
MSDW Nederland BV	Netherlands	n/a
MSDW Offshore Equity Services Inc.	United States	DE
FUNDLOGIC SAS	France	n/a
FundLogic Global Solutions (Ireland) Limited	Ireland	n/a
Morgan Stanley Alzette S.a.r.l.	Luxembourg	n/a
Morgan Stanley Equity Investments (Luxembourg)	Ireland	n/a
Morgan Stanley Corporate Holdings (Luxembourg)	Ireland	n/a
Morgan Stanley Derivative Products (Singapore) Pte. Ltd.	Singapore	n/a
Morgan Stanley Derivative Products Spain S.L.	Spain	n/a
Morgan Stanley Equity Finance (Malta) Limited	Malta	n/a
Morgan Stanley Euro Financing (Luxembourg)	Ireland	n/a
Morgan Stanley Grund S.a.r.L	Luxembourg	n/a
Morgan Stanley Derivative Products (Portugal), Unipessoal LDA	Portugal	n/a
Morgan Stanley Equity Investments (UK) Limited	Cayman Islands	n/a
Morgan Stanley Equity Trading (DIFC) Limited	United Arab Emirates	n/a
Morgan Stanley Warta GmbH	Germany	n/a
Morgan Stanley Wiltz S.a.r.l.	Luxembourg	n/a
Morgan Stanley Eder S.a r.l.	Luxembourg	n/a
Morgan Stanley Derivative Products Global S.a r.l	Luxembourg	n/a
Morgan Stanley Equity Trading GP Limited	Jersey	n/a
Morgan Stanley Global Equity Trading (Jersey) L.P.	Jersey	n/a
Morgan Stanley GFD Hedge Holdings II Limited	Cayman Islands	n/a
Morgan Stanley GFD Hedge Holdings Limited	Cayman Islands	n/a
Morgan Stanley GFD Proprietary Holdings Limited	Cayman Islands	n/a
Morgan Stanley Global Fund Derivatives Hedge Holdings Luxembourg S.A.	Luxembourg	n/a
Morgan Stanley Spad Investments S.a.r.l.	Luxembourg	n/a
Morgan Stanley Morane Investments S.a r.l.	Luxembourg	n/a
Morgan Stanley Curtiss Investments S.a r.l.	Luxembourg	n/a
MS Equity Finance Services I (Cayman) Ltd.	Cayman Islands	n/a
MSDW OIP Investors, Inc.	United States	DE
MSDW PE/VC Holdings, Inc.	United States	DE
MSDW Real Estate Special Situations II, Inc.	United States	DE
MSDW Real Estate Special Situations II Holdings, L.L.C.	United States	DE
MSDW Real Estate Special Situations II Partner, L.L.C.	United States	DE
MSDW Real Estate Special Situations II Manager, L.L.C.	United States	DE
MSDW Real Estate Special Situations II-A Manager, L.L.C.	United States	DE
MSDW Real Estate Special Situations II-B Manager, L.L.C.	United States	DE
MSDW Real Estate Special Situations II-C Manager, L.L.C.	United States	DE
MSDW Real Estate Special Situations II-A Dutch Manager B.V. i.l.	Netherlands	n/a
MSDW Real Estate Special Situations II-B Dutch Manager B.V. i.l.	Netherlands	n/a
MSDW Real Estate Special Situations II-C Dutch Manager B.V. i.l.	Netherlands	n/a
MSRESS II GP Co-Investment Ltd.	Cayman Islands	n/a
MSDW Strategic Ventures Inc.	United States	DE
MSDW Venture Partners IV, Inc.	United States	DE
MSDW VP IV Holdings, Inc.	United States	DE
MSEOF, Inc.	United States	DE
MSEOF Management, LLC	United States	DE
MSEOF Manager S.a.r.l.	Luxembourg	n/a
MSIT Holdings, Inc.	United States	DE

Name	Country Name	Region / State
MSPEA Holdings, Inc.	United States	DE
MSRE Mezzanine, Inc.	United States	DE
MSRE Mezzanine, LLC	United States	DE
MSRE Mezzanine-GP, LLC	United States	DE
MSREF II, Inc.	United States	DE
MSREF II, L.L.C.	United States	DE
MSREF III, Inc.	United States	DE
MSREF III, L.L.C.	United States	DE
MSREF IV, Inc.	United States	DE
MSREF IV, L.L.C.	United States	DE
MSREF IV Domestic-GP, L.L.C.	United States	DE
MSREF IV Domestic-LP, L.L.C.	United States	DE
MSREF IV International-GP, L.L.C.	United States	DE
MSREF IV International-LP, L.L.C.	United States	DE
MSREF Real Estate Advisor, Inc.	United States	DE
MSREF VI, Inc.	United States	DE
MSREF VI, L.L.C.	United States	DE
MSREF VI International-GP, L.L.C.	United States	DE
Morgan Stanley Real Estate Fund VI International-T, L.P.	United States	DE
Morgan Stanley Real Estate Fund VI International-TE, L.P.	United States	DE
Morgan Stanley Real Estate Fund VI Special-A International, L.P.	United States	DE
Morgan Stanley Real Estate Fund VI Special-B International, L.P.	United States	DE
Morgan Stanley Real Estate Investors VI International, L.P.	United States	DE
MSREI Post Co-Investment GP, L.L.C.	United States	DE
MSREF VI International-LP, L.L.C.	United States	DE
MSREF VII, Inc.	United States	DE
MSREF VII Global (Cayman) II, Ltd.	Cayman Islands	n/a
MSREF VII Global-L.P., L.L.C.	United States	DE
MSREF VII GP L.L.C.	United States	DE
MSREF VII L.P.	Canada	AB
MSREF VII Global-GP (Cayman), L.P.	Cayman Islands	n/a
MSREF VII Global-GP (U.S.), L.L.C.	United States	DE
MSREF VII Global-GP Greenwich, L.P.	Canada	AB
MSREF VII Global-GP, L.P.	Canada	AB
MSREF VII SLP-A L.P.	Canada	AB
MSREF VII SLP-B L.P.	United States	DE
MSREF VIII, Inc.	United States	DE
MSREF VIII GP, L.L.C.	United States	DE
MSREF VIII Global-GP, L.P.	United States	DE
MSREF V Funding, Inc.	United States	DE
MSREF V Funding Partner, Inc.	United States	DE
MSREF V International Funding, L.P.	United States	DE
MSREF V, Inc.	United States	DE
MSREF V, L.L.C.	United States	DE
MSREF V International-GP, L.L.C.	United States	DE
MSREF V International-LP, L.L.C.	United States	DE
MSREF V U.S.-GP, L.L.C.	United States	DE
Morgan Stanley Real Estate Fund V Special U.S., L.P.	United States	DE
Morgan Stanley Real Estate Fund V U.S., L.P.	United States	DE
Morgan Stanley Real Estate Investors V U.S., L.P.	United States	DE
MSP Co-Investment Partnership V, L.P.	United States	DE
MSP Co-Investment Partnership V-A, L.P.	United States	DE
MSP Real Estate Fund V, L.P.	United States	DE
MSREF V U.S.-LP, L.L.C.	United States	DE
MSREI Holding, Inc.	United States	DE
MSRESS III, Inc.	United States	DE
Morgan Stanley Real Estate Special Situations III-LP, L.L.C.	United States	DE
MSRESS III Manager, L.L.C.	United States	DE
Morgan Stanley Real Estate Special Situations III-GP, L.L.C.	United States	DE
MSRESS III Monroe GP, L.L.C.	United States	DE
MSRESS III Opportunities Fund - GP, L.L.C.	United States	DE
MSUH Holdings I, Inc.	United States	DE
MSUH Holdings II, Inc.	United States	DE
MS SP Urban Horizons, Inc.	United States	DE
MS Urban Horizons, Inc.	United States	DE
MSVP 2002 Holdings, Inc.	United States	DE
MSVP 2002, Inc.	United States	DE
MSVP 2002 Fund, LLC	United States	DE
PG Holdings, Inc.	United States	DE
Providence DE Holdings Co.	United States	DE
Strategic Investments I, Inc.	United States	DE
MS Strategic (Mauritius) Limited	Mauritius	n/a
Strategic Investments II, Inc.	United States	DE
Sycamore II, Inc.	United States	DE
Tooele Power, Inc.	United States	DE